Exhibit 99.1

NEWS RELEASE

Contact:	David Kimichik	Tripp Sullivan
	Chief Financial Officer	Corporate Communications, Inc.
	(972) 490-9600	(615) 254-3376
ASHFORD HOSPITALITY TRUST REPORTS SECOND QUARTER RESULTS
DALLAS — (August 6, 2008) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the second quarter ended June 30, 2008. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), revenue per available room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) include the Company’s 105 hotels owned and included in continuing operations as of June 30, 2008. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2008, with the second quarter ended June 30, 2007. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS
•	Total revenue increased 8.2% to $318.4 million from $294.3 million

•	Net loss available to common shareholders was $33.5 million, or $0.28 per diluted share, compared with net income of $14.1 million in the prior-year quarter

•	Adjusted funds from operations (AFFO) increased 3.3% to $57.2 million

•	AFFO per diluted share was $0.41

•	Cash available for distribution (CAD) increased 4.4% to $46.1 million

•	CAD per diluted share was $0.33

•	Declared quarterly common dividend of $0.21 per diluted share

•	AFFO dividend coverage was 194% for the quarter

•	CAD dividend coverage was 156%

•	Sole debt maturity in 2008 refinanced. Debt maturities due in 2009 totals $30M
STRONG INTERNAL GROWTH
•	Proforma RevPAR increased 2.0% for hotels not under renovation on a 2.3% increase in ADR to $142.16 and a 18-basis point decline in occupancy

•	Proforma RevPAR increased 0.9% for all hotels on a 2.6% increase in ADR to $145.11 and a 134-basis point decline in occupancy

•	Proforma Hotel Operating Profit for hotels not under renovation improved 4.8%

•	Proforma Hotel Operating Profit margin for hotels not under renovation improved 95 basis points
CAPITAL RECYCLING AND ASSET ALLOCATION
•	Capex invested in the second quarter totaled $44 million

•	Three hotels sold in the second quarter for $208 million in proceeds

•	Two additional hotels sold in third quarter for $21 million in proceeds
PORTFOLIO REVPAR GROWTH
As of June 30, 2008, the Company had a portfolio of direct hotel investments consisting of 105 properties classified in continuing operations. During the second quarter, 97 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 105 hotels) and proforma not-under-renovation basis (97 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio.
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14185 Dallas Parkway, Suite 1100, Dallas, TX 75254	Phone: (972) 490-9600

AHT Announces Second Quarter Results

August 6, 2008
The Company’s reporting by region and brand includes the results of all 105 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	RevPAR growth by region was led by: New England (2 hotels) with 5.6%; East North Central (10) with 5.4%; East South Central (2) with 4.9%; West South Central (10) with 2.7%; South Atlantic (38) with 1.5%; Mountain (8) with 0.1%; Pacific (22) with a 0.3% decrease; West North Central (3) with a 2.4% decrease and Middle Atlantic (10) with a 2.5% decrease.

•	RevPAR growth by brand was led by: Radisson (1 hotel) with 5.9%; Hyatt (3) with 5.6%; Starwood (6) with 1.8%; Hilton (34) with 1.6%; Marriott (57) with 0.0%; InterContinental (2) with a 0.2% decrease and Independents (2) with a 19.4% decrease.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 97 hotels as of June 30, 2008 that were not under renovation, Proforma Hotel EBITDA (adjusted as if all hotels were included throughout both periods) increased 4.8% to $91.4 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) improved 95 basis points to 32.5%. For all 105 hotels included in continuing operations as of June 30, 2008, Proforma Hotel EBITDA increased 1.6% to $101.0 million and Hotel EBITDA margin improved 33 basis points to 31.6%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 105 hotels included in continuing operations are provided in the tables attached to this release.
Monty J. Bennett, President and CEO, commented, “We are pleased with the performance of our portfolio in this challenging market. Despite the hotel industry decelerating RevPAR trends, we were able to generate a 2.0% increase in RevPAR and a 4.8% increase in EBITDA, while improving our EBITDA margin by 95 basis points for the 97 hotels not under renovation. Our strategy to enhance cash flow with property and enterprise-level contingency plans and aggressive management of fixed costs should help us navigate what is expected to be a difficult second half of the year in the lodging industry.”
CAPITAL STRUCTURE
On June 25, 2008, the Company refinanced its sole debt maturity in 2008, a $73.1 million loan with MetLife that was secured by interests in the Hilton Tucson El Conquistador Golf Resort in Tucson, Arizona, and the Hilton Dallas Lincoln Centre in Dallas. The new $53.4 million interest only loan, which can be prepaid without penalty, has an interest rate of 200 basis points over LIBOR and matures in July 2011. The loan was subsequently paid down by $33.7 million in conjunction with the sale of the Hilton Dallas Lincoln Centre.
On August 6, 2008, the Company refinanced its major debt maturity in 2009, a loan with Prudential that was secured by interests in the Capital Hilton and the Hilton Torrey Pines. These two assets are owned in a joint venture between Ashford and Hilton. The gross principal outstanding was $127.2 million, with Ashford’s share being $95.4 million. The new $160.0 million loan has an interest rate of 275 basis points over LIBOR and is for a three year term with two one-year extension options. The excess proceeds will be used to fund future renovations of the two hotels. The company’s only remaining debt maturity for 2009 is a $30M loan secured by the Hyatt Dearborn.
At June 30, 2008, the Company’s net debt (defined as total debt less unrestricted cash) to total gross assets (defined as un-depreciated investment in hotel property plus notes receivable) was 58.7%. The Company’s $2.5 billion debt balance as of June 30, 2008, consisted of 91% of floating-rate debt, with a total weighted average interest rate of 4.99%. The Company’s weighted average debt maturity including extension options is
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AHT Announces Second Quarter Results

August 6, 2008
6.6 years. The Company currently has no debt maturing in 2008, $30 million maturing in 2009 and $75 million maturing in 2010.
SECOND QUARTER INVESTMENT ACTIVITY
On June 9, 2008, the Company sold the Hyatt Dulles Airport in Herndon, Virginia, for $78 million and on June 17, 2008 the Hyatt Regency Montreal in Montreal, Quebec for $57.5 million. On June 26, 2008, the Company closed on the sale of the Hilton Dallas Lincoln Centre in Dallas for $72.25 million. Combined, the three transactions represented a sales price of $146,000 per key, a 6.8% trailing 12-month NOI cap rate, and a 11.7x trailing 12-month EBITDA multiple.
SUBSEQUENT INVESTMENT ACTIVITY
On July 14, 2008, the Company acquired a mezzanine loan participation secured by interests in 681 extended-stay hotels purchased by affiliates of Lightstone Group and Arbor Realty Trust. The loan participation, which is part of a $400 million mezzanine loan tranche, was acquired for $98.4 million and had a face value of $164 million and an interest rate of 250 basis points over LIBOR at par. Ashford’s investment is priced to yield approximately 23.9% based upon the purchase price discount to par and the forward LIBOR curve through the final maturity of the loan (initial maturity in June 2009 and all three one-year extension options). The loan can be prepaid at anytime. Financing on the portfolio includes $6 billion in first mortgage and mezzanine financing senior to the $400 million tranche in which Ashford is participating, $1 billion in mezzanine financing junior to Ashford’s position, and $600 million in equity, which is also junior to Ashford’s position. Based on trailing 12-month net cash flow from the portfolio, the debt service coverage ratio at closing through Ashford’s position is approximately 1.63x, and Ashford’s investment in the capital structure is approximately 75% to 80% loan to cost, or $82,142 per key.
On July 23, 2008, the Company sold two other assets: the Radisson Hotel in Rockland, Massachusetts, and the Sheraton Milford in Milford, Massachusetts, for a combined $20.9 million that equates to $70,000 per key and a 5.1% trailing 12 month cap rate, and a 17.5x trailing 12-month EBITDA multiple.
Mr. Bennett concluded, “The execution of our capital allocation strategy has hit the mark in the first half of the year with $310 million of asset sales completed. The proceeds have given us the flexibility to enhance our growth through mezzanine lending, debt paydowns, capital expenditures or share repurchases. We have already refinanced our sole debt maturity for 2008 and are in good shape to address our 2009 maturities in the very near future. With the diversity of options available to us from our capital recycling alternatives, we see several ways to enhance shareholder value in the near term.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, August 7, 2008, at 11:00 a.m. ET. The number to call for this interactive teleconference is (303) 262-2142. A replay of the conference call will be available through August 15, 2008, by dialing (303) 590-3000 and entering the confirmation number, 11111806#.
The Company will also provide an online simulcast and rebroadcast of its second quarter 2008 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Thursday, August 7, 2008, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year. A direct link to the live broadcast can be found at: http://www.videonewswire.com/event.asp?id=49196.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be
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AHT Announces Second Quarter Results

August 6, 2008
comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, Hotel Operating Profit, nor CAD represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, second mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales or properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	June 30,	December 31,
	2008	2007
	(Unaudited)
ASSETS
Investment in hotel properties, net	$3,688,913	$3,885,737
Cash and cash equivalents	112,524	92,271
Restricted cash	50,733	52,872
Accounts receivable, net	62,475	51,314
Inventories	3,943	4,100
Assets held for sale	11,908	75,739
Notes receivable	113,030	94,225
Investment in unconsolidated joint venture	24,917	—
Deferred costs, net	22,507	25,714
Prepaid expenses	16,601	20,223
Other assets	8,692	6,027
Intangible assets, net	3,122	13,889
Due from third-party hotel managers	51,030	58,300

Total assets	$4,170,395	$4,380,411

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Indebtedness — continuing operations	$2,540,906	$2,639,546
Indebtedness — discontinued operations	11,134	61,229
Capital leases payable	291	498
Accounts payable and accrued expenses	106,354	124,696
Dividends payable	35,178	35,031
Unfavorable management contract liabilities	22,267	23,396
Due to related parties	793	2,732
Due to third-party hotel managers	8,324	4,699
Interest rate derivatives	47,299	—
Other liabilities	8,287	8,514

Total liabilities	2,780,833	2,900,341

Minority interests in consolidated joint ventures	21,809	19,036
Minority interests in operating partnership	93,985	101,031
Series B Cumulative Convertible Redeemable Preferred stock, 7,447,865 issued and outstanding	75,000	75,000

Shareholders’ Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 2,300,000 shares issued and outstanding	23	23
Series D Cumulative Preferred Stock, 8,000,000 shares issued and outstanding	80	80
Common stock, $0.01 par value, 200,000,000 shares authorized, 122,754,192 shares issued and 119,739,972 shares outstanding at June 30, 2008 and 122,765,691 shares issued and 120,376,055 shares outstanding at December 31, 2007	1,228	1,228
Additional paid-in capital	1,458,262	1,455,917
Accumulated other comprehensive loss	(149)	(115)
Accumulated deficit	(238,307)	(153,664)
Treasury stock, at cost (3,014,220 shares at June 30, 2008 and 2,389,636 shares at December 31, 2007)	(22,369)	(18,466)

Total shareholders’ equity	1,198,768	1,285,003

Total liabilities and owners’ equity	$4,170,395	$4,380,411

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
		(Unaudited)
REVENUE
Rooms	$231,296	$213,034	$448,165	$321,818
Food and beverage	67,305	63,585	131,706	93,111
Rental income from operating leases	1,526	1,184	2,872	1,184
Other	14,094	13,324	27,440	18,213

Total hotel revenue	314,221	291,127	610,183	434,326
Interest income from notes receivable	3,216	2,866	6,472	6,221
Asset management fees and other	921	331	1,442	663

Total Revenue	318,358	294,324	618,097	441,210

EXPENSES
Hotel operating expenses
Rooms	49,901	46,304	97,510	70,297
Food and beverage	45,872	44,007	90,907	65,356
Other direct	7,548	6,927	14,697	9,214
Indirect	82,334	75,572	164,056	116,601
Management fees	12,142	10,950	23,783	16,217

Total hotel expenses	197,797	183,760	390,953	277,685
Property taxes, insurance, and other	16,802	15,184	32,047	22,972
Depreciation and amortization	40,077	50,075	84,121	66,055
Corporate general and administrative:
Stock-based compensation	1,860	1,907	3,469	2,966
Other general and administrative	6,505	5,241	12,600	8,775

Total Operating Expenses	263,041	256,167	523,190	378,453

OPERATING INCOME	55,317	38,157	94,907	62,757
Equity in earnings of unconsolidated joint venture	1,287	—	1,813	—
Interest income	351	975	897	1,473
Other income	2,569	—	2,865	—
Interest expense	(36,442)	(37,402)	(73,700)	(52,541)
Amortization of loan costs	(1,648)	(1,720)	(3,355)	(2,328)
Write-off of loan costs and exit fees	—	(3,585)	—	(4,075)
Unrealized (losses)/gains on derivatives	(55,438)	66	(51,389)	31

(LOSS) INCOME BEFORE INCOME TAXES AND MINORITY INTERESTS	(34,004)	(3,509)	(27,962)	5,317
Income tax (expense)/benefit	(319)	162	(729)	1,156
Minority interests in (earnings)/losses of consolidated joint ventures	(2,718)	523	(2,784)	523
Minority interests in losses/(earnings) of operating partnership	2,891	137	2,351	(1,298)

(LOSS)/INCOME FROM CONTINUING OPERATIONS	(34,150)	(2,687)	(29,124)	5,698
Income from discontinued operations, net	7,646	23,771	8,805	26,877

NET (LOSS)/INCOME	(26,504)	21,084	(20,319)	32,575
Preferred dividends	(7,018)	(7,033)	(14,036)	(9,826)

NET (LOSS)/INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(33,522)	$14,051	$(34,355)	$22,749

INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS PER SHARE:
Basic —
(Loss)/income from continuing operations available to common shareholders	$(0.34)	$(0.09)	$(0.36)	$(0.05)
Income from continuing operations	$0.06	0.22	0.07	0.30

Net (loss)/income available to common shareholders	$(0.28)	$0.13	$(0.29)	$0.25

Diluted —
(Loss)/income from continuing operations available to common shareholders	$(0.34)	$(0.09)	$(0.36)	$(0.05)
Income from continuing operations	0.06	0.22	0.07	0.30

Net (loss)/income available to common shareholders	$(0.28)	$0.13	$(0.29)	$0.25

Weighted Average Common Shares Outstanding:
Basic	118,911	108,138	118,870	90,275

Diluted	118,911	108,138	118,870	90,275

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME TO EBITDA
(in thousands, except per share amounts and ratios)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
		(Unaudited)

Net income	$(26,504)	$21,084	$(20,319)	$32,575
Interest income	(351)	(975)	(897)	(1,473)
Interest expense and amortization of loan costs	39,148	45,469	79,738	62,207
Depreciation and amortization	41,203	60,213	87,528	77,409
Minority interest in (losses)/earnings of operating partnership	(2,225)	1,979	(1,594)	3,806
Income tax expense	528	6,903	938	6,392

EBITDA	51,799	134,673	145,394	180,916
Amortization of unfavorable management contract liabilities	(564)	(512)	(1,129)	(936)
Gains on sale of properties	(6,015)	(33,317)	(6,903)	(34,706)
Write-off of loan costs, premiums and exit fees (1)	515	5,264	(1,347)	5,966
Unrealized losses/(gains) on derivatives	55,438	(66)	51,389	(31)

Adjusted EBITDA	$101,173	$106,042	$187,404	$151,209

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
		(Unaudited)

Net income	$(26,504)	$21,084	$(20,319)	$32,575
Preferred dividends	(7,018)	(7,033)	(14,036)	(9,826)

Net (loss)/income available to common shareholders	(33,522)	14,051	(34,355)	22,749
Depreciation and amortization on real estate	41,443	59,029	86,742	76,145
Gains on sales of hotel properties, net of related income taxes	(6,015)	(26,450)	(6,903)	(27,839)
Minority interest in (losses)/earnings of operating partnership	(2,225)	1,979	(1,594)	3,806

FFO available to common shareholders	(319)	48,609	43,890	74,861
Dividends on convertible preferred stock	1,564	1,564	3,128	3,128
Write-off of loan costs, premiums and exit fees (1)	515	5,264	(1,347)	5,966
Unrealized losses/(gains) on derivatives	55,438	(66)	51,389	(31)

Adjusted FFO	$57,198	$55,371	$97,060	$83,924

Adjusted FFO per diluted share available to common shareholders	$0.41	$0.43	$0.69	$0.75

Weighted average diluted shares	140,757	129,164	140,250	111,700

Dividend coverage	194%	205%	165%	179%

(1)	For the six months ended June 30, 2008, the amount includes a write-off of debt premium of $2,086,000 at the sale of a hotel property.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CASH AVAILABLE FOR DISTRIBUTION (“CAD”)
(in thousands, except per share amounts)

	Three Months		Three Months		Six Months		Six Months
	Ended	Per	Ended	Per	Ended	Per	Ended	Per
	June 30,	Diluted	June 30,	Diluted	June 30,	Diluted	June 30,	Diluted
	2008	Share	2007	Share	2008	Share	2007	Share
Net (loss)/income available to common shareholders	$(33,522)	$(0.24)	$14,051	$0.11	$(34,355)	$(0.24)	$22,749	$0.20
Dividends on convertible preferred stock	1,564	0.01	1,564	0.01	3,128	0.02	3,128	0.03

Total	(31,958)	(0.23)	15,615	0.12	(31,227)	(0.22)	25,877	0.23

Depreciation and amortization on real estate	41,443	0.29	59,029	0.46	86,742	0.62	76,145	0.68
Minority interest in (losses)/earnings of operating partnership	(2,225)	(0.02)	1,979	0.02	(1,594)	(0.01)	3,806	0.03
Stock-based compensation	1,860	0.01	1,907	0.01	3,469	0.02	2,966	0.03
Amortization of loan costs	1,682	0.01	2,263	0.02	3,485	0.02	2,923	0.03
Write-off of loan costs, premiums and exit fees (1)	515	0.00	5,264	0.04	(1,347)	(0.01)	5,966	0.05
Amortization of unfavorable management contract liabilities	(564)	(0.00)	(512)	(0.00)	(1,129)	(0.01)	(936)	(0.01)
Gains on sales of properties, net of related income taxes	(6,015)	(0.04)	(26,450)	(0.20)	(6,903)	(0.05)	(27,839)	(0.25)
Unrealized (gains)/losses on derivatives	55,438	0.39	(66)	(0.00)	51,389	0.37	(31)	(0.00)
Capital improvements reserve	(14,014)	(0.10)	(14,804)	(0.11)	(26,113)	(0.19)	(20,491)	(0.18)

CAD	$46,162	$0.33	$44,225	$0.34	$76,772	$0.55	$68,386	$0.61

Dividend coverage		156%		163%		130%		146%

(1)	For the six months ended June 30, 2008, the amount includes a write-off of debt premium of $2,086,000 at the sale of a hotel property.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT SUMMARY
JUNE 30, 2008
(dollars in thousands)

	Fixed-Rate	Floating-Rate	Total
	Debt	Debt	Debt
Mortgage loan secured by 25 hotel properties, matures between July 1, 2015 and February 1, 2016, at an average interest rate of 5.42%	$455,115	$—	$455,115
Mortgage loan secured by 16 hotel properties, matures between December 11, 2014 and December 11, 2015, at an average average interest rate of 5.73%	211,475	—	211,475
Secured credit facility, matures April 9, 2010, at an interest rate of LIBOR plus a range of 1.55% to 1.95% depending on the loan-to-value ratio, with two one-year extension options	—	65,000	65,000
Mortgage loan secured by one hotel property, matures December 1, 2017, with an interest rate of 7.39% at June 30, 2008	48,916	—	48,916
Mortgage loan secured by one hotel property, matures December 8, 2016, at an interest rate of 5.81%	101,000	—	101,000
Mortgage loan secured by five hotel properties, matures December 11, 2009, at an interest rate of LIBOR plus 1.72%, with two one-year extension options	—	185,900	185,900
Mortgage loan secured by 28 hotel properties, matures April 11, 2017, at an average blended interest rate of 5.95%	928,465	—	928,465
Loan secured by 13 hotel properties, matures May 9, 2009, at an interest rate of LIBOR plus 1.65%, with three one-year extension options	—	213,889	213,889
Mortgage loan secured by one hotel property, matures January 1, 2011, at an interest rate of 8.32%	5,129	—	5,129
Mortgage loan secured by one hotel property, matures January 1, 2023, at an interest rate of 7.78%	6,864	—	6,864
TIF loan secured by one hotel property, matures June 30, 2018, at an interest rate of 12.85%	6,927	—	6,927
Mortgage loan secured by one hotel property, matures April 1, 2009, at an interest rate of 5.6%	29,758	—	29,758
Mortgage loan secured by one hotel property, matures April 5, 2011, at an interest rate of 5.47%	67,175	—	67,175
Mortgage loan secured by one hotel property, matures March 1, 2010, at an interest rate of 5.95%	75,000	—	75,000
Mortgage loan secured by two hotel properties, matures January 1, 2009, at an interest rate of 5.5%	95,400	—	95,400
Mortgage loan secured by one hotel property, matures June 1, 2011, at an interest rate of LIBOR plus 2%	—	19,740	19,740

Total Debt Excluding Premium	$2,031,224	$484,529	2,515,753

Mark-to-Market Premium			1,514
Plus Debt Attributable to Joint Venture Partners			34,773

Total Debt Including Premium			$2,552,040

Percentage	80.7%	19.3%	100.0%

Weighted average interest rate at June 30, 2008			5.51%

Total with the effect of interest rate swap	$231,224	$2,284,529	$2,515,753

Percentage with the effect of interest rate swap	9.2%	90.8%	100.0%

Weighted average interest rate with the effect of interest rate swap			4.99%

ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2008	2007	% Variance	2008	2007	% Variance

ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$237,085	$235,003	0.89%	$458,840	$453,653	1.14%
RevPAR	$111.61	$110.65	0.87%	$108.00	$107.16	0.78%
Occupancy	76.91%	78.25%	-1.34%	73.60%	75.14%	-1.54%
ADR	$145.11	$141.40	2.62%	$146.73	$142.62	2.88%

NOTE:	The above pro forma table assumes the 105 hotel properties owned and included in continuing operations at June 30, 2008 were owned as of the beginning of period presented.

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2008	2007	% Variance	2008	2007	% Variance

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$209,587	$205,358	2.06%	$410,229	$399,806	2.61%
RevPAR	$110.53	$108.33	2.03%	$108.16	$105.80	2.23%
Occupancy	77.75%	77.93%	-0.18%	74.75%	75.03%	-0.28%
ADR	$142.16	$139.00	2.27%	$144.71	$141.01	2.62%

NOTE:	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations at June 30, 2008 but not under renovation for three and six months ended June 30, 2008 were owned as of the beginning of the periods presented.
Excluded Hotels Under Renovation:
Sea Turtle Inn Jacksonville, Marriott at RTP Durham, Marriott Gateway Arlington, Sheraton Hotel Anchorage, Hampton Inn Houston, Embassy Suites Philadelphia Airport, Embassy Suites Santa Clara, Courtyard by Marriott San Francisco
OTHER NOTE:
As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income to related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2008	2007	% Variance	2008	2007	% Variance
REVENUE
Rooms	$237,085	$235,003	0.9%	$458,840	$453,653	1.1%
Food and beverage	68,218	68,145	0.1%	133,333	131,272	1.6%
Other	14,236	14,603	-2.5%	27,644	28,988	-4.6%

Total hotel revenue	319,539	317,751	0.6%	619,817	613,913	1.0%

EXPENSES
Rooms	51,021	51,024	0.0%	99,714	99,168	0.6%
Food and beverage	46,467	47,160	-1.5%	92,065	93,089	-1.1%
Other direct	7,612	7,745	-1.7%	14,823	15,105	-1.9%
Indirect	81,745	79,556	2.8%	163,850	157,238	4.2%
Management fees, includes base and incentive fees	14,911	16,134	-7.6%	28,167	28,520	-1.2%

Total hotel operating expenses	201,756	201,619	0.1%	398,619	393,120	1.4%
Property taxes, insurance, and other	16,795	16,750	0.3%	32,075	32,562	-1.5%

HOTEL OPERATING PROFIT (Hotel EBITDA)	100,988	99,382	1.6%	189,123	188,231	0.5%
Hotel EBITDA Margin	31.60%	31.27%	0.33%	30.51%	30.66%	-0.15%

Minority interest in earnings of consolidated joint ventures	2,868	2,330	23.1%	4,623	3,986	16.0%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$98,120	$97,052	1.1%	$184,500	$184,245	0.1%

NOTE:	The above pro forma table assumes the 105 hotel properties owned and included in continuing operations at June 30, 2008 were owned as of the beginning of the periods presented.
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2008	2007	% Variance	2008	2007	% Variance
REVENUE
Rooms (1)	$209,587	$205,358	2.1%	$410,229	$399,806	2.6%
Food and beverage	59,156	58,493	1.1%	117,284	113,929	2.9%
Other	12,839	13,031	-1.5%	25,312	26,237	-3.5%

Total hotel revenue	281,582	276,882	1.7%	552,825	539,972	2.4%

EXPENSES
Rooms (1)	44,869	44,605	0.6%	87,972	86,980	1.1%
Food and beverage	39,892	40,454	-1.4%	79,754	80,324	-0.7%
Other direct	6,654	6,902	-3.6%	13,142	13,500	-2.7%
Indirect	71,817	69,674	3.1%	143,877	138,477	3.9%
Management fees, includes base and incentive fees	12,067	12,943	-6.8%	24,287	23,534	3.2%

Total hotel operating expenses	175,299	174,578	0.4%	349,032	342,815	1.8%
Property taxes, insurance, and other	14,850	15,024	-1.2%	28,510	29,213	-2.4%

HOTEL OPERATING PROFIT (Hotel EBITDA)	91,433	87,280	4.8%	175,283	167,944	4.4%
Hotel EBITDA Margin	32.47%	31.52%	0.95%	31.70%	31.10%	0.60%

Minority interest in earnings of consolidated joint ventures	2,868	2,330	23.1%	4,623	3,986	16.0%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$88,565	$84,950	4.3%	$170,660	$163,958	4.1%

NOTES:
(1)	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations at June 30, 2008 but not under renovation during the three and six months ended June 30, 2008 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro form tables, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)

			Three Months Ended			Six Months Ended
	Number of	Number of	June 30,			June 30,
Region	Hotels	Rooms	2008	2007	% Change	2008	2007	% Change

Pacific (1)	22	5,863	$119.97	$120.27	-0.3%	$115.20	$115.08	0.1%
Mountain (2)	8	1,704	$103.59	$103.52	0.1%	$115.42	$113.96	1.3%
West North Central (3)	3	690	$91.22	$93.48	-2.4%	$85.33	$88.38	-3.5%
West South Central (4)	10	2,086	$108.80	$105.97	2.7%	$108.47	$104.13	4.2%
East North Central (5)	10	2,624	$90.55	$85.92	5.4%	$81.62	$79.85	2.2%
East South Central (6)	2	236	$99.43	$94.82	4.9%	$94.67	$89.89	5.3%
Middle Atlantic (7)	10	2,669	$109.99	$112.75	-2.5%	$99.49	$100.36	-0.9%
South Atlantic (8)	38	7,728	$118.30	$116.57	1.5%	$115.82	$115.18	0.6%
New England (9)	2	158	$93.25	$88.29	5.6%	$88.39	$79.54	11.1%

Total Portfolio	105	23,758	$111.61	$110.65	0.9%	$108.00	$107.16	0.8%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut
NOTES:
(1)	The above pro forma table assumes the 105 hotel properties owned and included in continuing operations as of June 30, 2008 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)

			Three Months Ended			Six Months Ended
	Number of	Number of	June 30,			June 30,
Brand	Hotels	Rooms	2008	2007	% Change	2008	2007	% Change

Hilton	34	7,512	$120.46	$118.59	1.6%	$116.79	$116.41	0.3%
Hyatt	3	1,668	$99.48	$94.21	5.6%	$102.64	$100.35	2.3%
InterContinental	2	420	$150.98	$151.24	-0.2%	$157.05	$160.94	-2.4%
Independent	2	317	$66.68	$82.77	-19.4%	$50.82	$73.77	-31.1%
Marriott	57	11,713	$109.18	$109.18	0.0%	$106.99	$104.94	2.0%
Radisson	1	188	$72.93	$68.84	5.9%	$59.59	$56.78	4.9%
Starwood	6	1,940	$103.02	$101.21	1.8%	$86.60	$87.36	-0.9%

Total Portfolio	105	23,758	$111.61	$110.65	0.9%	$108.00	$107.16	0.8%

NOTES:

(1)	The above pro forma table assumes the 105 hotel properties owned and included in continuing operations as of June 30, 2008 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)

			Three Months Ended					Six Months Ended
	Number of	Number of	June 30,					June 30,
Region	Hotels	Rooms	2008	% Total	2007	% Total	% Change	2008	% Total	2007	% Total	% Change

Pacific (1)	22	5,863	$27,415	27.1%	$27,587	27.8%	-0.6%	$51,605	27.3%	$51,477	27.3%	0.2%
Mountain (2)	8	1,704	5,987	5.9%	5,947	6.0%	0.7%	15,986	8.5%	16,025	8.5%	-0.2%
West North Central (3)	3	690	2,614	2.6%	2,679	2.7%	-2.4%	4,551	2.4%	4,870	2.6%	-6.6%
West South Central (4)	10	2,086	8,584	8.5%	8,146	8.2%	5.4%	17,288	9.1%	16,003	8.5%	8.0%
East North Central (5)	10	2,624	9,800	9.7%	8,672	8.7%	13.0%	14,708	7.8%	13,246	7.0%	11.0%
East South Central (6)	2	236	924	0.9%	878	0.9%	5.3%	1,754	0.9%	1,688	0.9%	3.9%
Middle Atlantic (7)	10	2,669	10,657	10.6%	10,978	11.0%	-2.9%	15,783	8.3%	17,090	9.1%	-7.6%
South Atlantic (8)	38	7,728	34,362	34.0%	34,028	34.2%	1.0%	66,548	35.2%	67,136	35.7%	-0.9%
New England (9)	2	158	645	0.6%	466	0.5%	38.4%	901	0.5%	694	0.4%	29.8%

Total Portfolio	105	23,758	$100,988	100.0%	$99,381	100.0%	1.6%	$189,124	100.0%	$188,230	100.0%	0.5%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut
NOTES:
(1)	The above pro forma table assumes the 105 hotel properties owned and included in continuing operations as of June 30, 2008 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
97 HOTELS NOT UNDER RENOVATION AND INCLUDED IN CONTINUING OPERATIONS AT JUNE 30, 2008 AS IF SUCH HOTELS WERE OWNED AS OF THE BEGINNING OF THE PERIODS PRESENTED:
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

2nd Quarter 2008	32.47%
2nd Quarter 2007	31.52%

Variance	0.95%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	0.18%
Food & Beverage and Other Departmental	0.57%
Administrative & General	-0.07%
Sales & Marketing	-0.15%
Hospitality	0.00%
Repair & Maintenance	-0.04%
Energy	-0.04%
Franchise Fee	-0.19%
Management Fee	-0.01%
Incentive Management Fee	0.40%
Insurance	0.23%
Property Taxes	-0.08%
Leases/Other	0.15%

Total	0.95%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
ALL 105 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF JUNE 30, 2008:

	2008	2008	2007	2007
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM

Total Hotel Revenue	$319,539	$300,279	$325,013	$291,542	$1,236,373
Hotel EBITDA	$100,988	$87,936	$88,820	$79,173	$356,917
Hotel EBITDA Margin	31.6%	29.3%	27.3%	27.2%	28.9%

EBITDA % of Total TTM	28.3%	24.6%	24.9%	22.2%	100.0%

JV Interests in EBITDA	$2,868	$1,754	$1,567	$1,577	$7,766

NOTES:

(1)	The above pro forma table assumes that the 105 hotel properties owned and included in continuing operations as of June 30, 2008 were owned as of the beginning of the periods presented.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro-forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

ASHFORD HOSPITALITY TRUST, INC.
Capital Expenditures Calendar
105 Core Hotels (a)

		2007				2008
		Actual	Actual	Actual	Actual	Actual	Actual	Estimated	Estimated
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Residence Inn Evansville	78	x
SpringHill Suites BWI Airport	133	x
SpringHill Suites Centreville	136	x
SpringHill Suites Gaithersburg	162	x
Courtyard Overland Park	168	x
Hilton Santa Fe	157	x
Hilton Garden Inn Jacksonville	119	x
Marriott at Research Triangle Park	225	x				x	x
Marriott Crystal Gateway	697	x			x	x	x
One Ocean	193	x	x	x	x	x	x
Sheraton City Center — Indianapolis	371		x	x					x
JW Marriott San Francisco	338		x	x	x	x
Embassy Suites Las Vegas Airport	220			x
Homewood Suites Mobile	86			x	x
Residence Inn Lake Buena Vista	210			x	x
Embassy Suites Walnut Creek	249			x	x	x
Embassy Suites Philadelphia Airport	263			x	x	x	x	x
Residence Inn Jacksonville	120				x
Hilton Tucson El Conquistador Golf Resort	428				x			x	x
Sheraton San Diego Mission Valley	260				x	x
Hilton Minneapolis Airport	300				x	x
Courtyard Basking Ridge	235					x
TownePlace Suites Manhattan Beach	144					x
Courtyard San Francisco Downtown	405					x	x
Embassy Suites Santa Clara — Silicon Valley	257					x	x
Sheraton Anchorage	375					x	x		x
Hampton Inn Houston Galleria	150						x	x
Hampton Inn Jacksonville	118							x	x
Embassy Suites West Palm Beach	160							x	x
Hyatt Regency Coral Gables	242							x	x
Hampton Inn Lawrenceville	86								x
Marriott Legacy Center	404								x
Courtyard Ft. Lauderdale Weston	174								x
Hilton Rye Town	446								x
Courtyard Louisville Airport	150								x
Hilton Costa Mesa	486								x
SpringHill Suites Charlotte	136								x
SpringHill Suites Manhattan Beach	164								x
Residence Inn Atlanta — Buckhead	150								x

(a)	Only hotels which have had or are expected to have significant capital expenditures during 2007 or 2008 are included in this table.

This table excludes a possible $50.0 million related to ROI projects.